Investors: Conor McNamara +1.858.291.6421 ir@illumina.com

Media: Christine Douglass pr@illumina.com

Illumina Reports Financial Results for Fourth Quarter and Fiscal Year 2025

Fourth quarter 2025 results:
•Revenue of $1.16 billion, up 5% from Q4 2024 (up 4% on a constant currency basis)
•Ex-China revenue of $1.10 billion, up 8% from Q4 2024 (up 7% on a constant currency basis)
•GAAP operating margin of 17.4% and non-GAAP operating margin of 23.7%
•GAAP diluted EPS of $2.16 and non-GAAP diluted EPS of $1.35

Fiscal year 2025 results:
•Revenue of $4.34 billion, flat compared to 2024 on both a reported and constant currency basis
•Ex-China revenue of $4.10 billion, up 2% from 2024 on both a reported and constant currency basis
•GAAP operating margin of 18.6% and non-GAAP operating margin of 23.1%
•GAAP diluted EPS of $5.45 and non-GAAP diluted EPS of $4.84

Fiscal year 2026 guidance:
•For fiscal year 2026, we expect:
◦Total company revenue of $4.5 billion to $4.6 billion, representing growth of 4% - 6% on a reported basis, including a 1.5% - 2.0% benefit from the recently closed SomaLogic acquisition
◦Ex-China Organic revenue growth of 2% - 4%, which excludes currency and acquisition impacts
◦Non-GAAP operating margin in the range of 23.3% - 23.5%, including a negative impact of 100bps from the SomaLogic acquisition
◦Non-GAAP diluted EPS in the range of $5.05 - $5.20, including $0.18 in dilution from the SomaLogic acquisition

San Diego, February 5, 2026 /PRNewswire/ -- Illumina, Inc. (Nasdaq: ILMN) (“Illumina” or the “company”) today announced its financial results for the fourth quarter and fiscal year 2025.

“The Illumina team delivered a strong finish to 2025, marking a return to growth through disciplined execution against our strategy,” said Jacob Thaysen, Chief Executive Officer of Illumina. “Momentum built in the second half of the year – especially in clinical markets, where adoption of NGS-based testing is expanding – reinforces our confidence as we enter 2026.”

Fourth quarter results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	Q4 2025	Q4 2024	Q4 2025	Q4 2024
Revenue	$1,159	$1,104	$1,159	$1,104
Gross margin	65.5%	65.9%	67.0%	67.4%
Research and development (R&D) expense	$239	$256	$238	$255
Selling, general and administrative (SG&A) expense	$310	$279	$264	$271
Legal contingency and settlement	$8	$18	$—	$—
Operating profit	$202	$175	$275	$218
Operating margin	17.4%	15.8%	23.7%	19.7%
Tax provision	$44	$70	$50	$47
Tax rate	11.6%	37.9%	19.5%	23.7%
Net income	$334	$117	$208	$152
Diluted EPS	$2.16	$0.73	$1.35	$0.95

(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.

Capital expenditures for free cash flow purposes were $54 million for Q4 2025. Cash flow provided by operations was $321 million, compared to $364 million in the prior year period. Free cash flow (cash flow provided by operations less capital expenditures) was $267 million for the quarter, compared to $322 million in the prior year period. Depreciation and amortization expense was $67 million for Q4 2025. At the close of the quarter, the company held $1.63 billion in cash, cash equivalents and short-term investments.
Fiscal year results

	GAAP		Non-GAAP (a)
Dollars in millions, except per share amounts	2025	2024	2025	2024
Revenue (b)	$4,343	$4,332	$4,343	$4,332
Gross margin	66.1%	67.1%	68.2%	68.6%
R&D expense	$967	$988	$950	$982
SG&A expense	$1,086	$900	$1,009	$1,069
Goodwill and intangible impairment	$—	$3	$—	$—
Legal contingency and settlement	$10	$(456)	$—	$—
Operating profit	$807	$1,473	$1,004	$922
Operating margin	18.6%	34.0%	23.1%	21.3%
Tax provision	$236	$229	$194	$204
Tax rate	21.7%	20.4%	20.5%	23.6%
Net income	$850	$894	$756	$663
Diluted EPS	$5.45	$5.61	$4.84	$4.16
(a)See tables in “Results of Operations - Non-GAAP” section below for GAAP and non-GAAP reconciliations.
(b)Core Illumina revenue for 2024 included intercompany revenue of $15 million, which, prior to the spin-off of GRAIL in Q2 2024, was eliminated in consolidation.

Capital expenditures for free cash flow purposes were $148 million for fiscal year 2025. Cash flow provided by operations was $1.1 billion and free cash flow was $931 million. Depreciation and amortization was $270 million.

Key announcements since our last earnings release
•Completed the acquisition of SomaLogic, expanding Illumina’s multiomics portfolio and strengthening its position in scalable, NGS-enabled proteomics
•Introduced the Billion Cell Atlas, the first data product of the BioInsight business, to support AI-enabled drug discovery; AstraZeneca, Merck, and Eli Lilly are the first pharmaceutical partners
•Announced appointment of veteran genomics leader Eric Green, MD, PhD, as Chief Medical Officer to advance clinical genomics and expand access to precision medicine
•Achieved progress in China, where the Chinese Ministry of Commerce (MOFCOM) lifted the export ban on Illumina sequencers; the company remains on the Unreliable Entities List (UEL) in China, requiring approvals for instrument purchases

A full list of recent announcements can be found in the company’s News Center.

Financial outlook and guidance
The company provides forward-looking guidance on a non-GAAP basis, including on a constant currency basis for revenue and revenue growth rates. The company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP reported financial measures because it is unable to predict with reasonable certainty the impact of items such as acquisition-related expenses, fair value adjustments to contingent consideration, gains and losses from strategic investments, potential future asset impairments, restructuring activities, the ultimate outcome of pending litigation, and currency exchange rate fluctuations without unreasonable effort. These items are uncertain, inherently difficult to predict, depend on various factors, and could have a material impact on GAAP reported results for the guidance period. For the same reasons, the company is unable to address the significance of the unavailable information, which could be material to future results.

Conference call information
The conference call will begin at 1:30 pm Pacific Time (4:30 pm Eastern Time) on Thursday, February 5, 2026. Interested parties may access the live webcast via the Investor Info section of Illumina’s website or directly through the following link - https://illumina-earnings-call-q4-2025.open-exchange.net/. To ensure timely connection, please join at least ten minutes before the scheduled start of the call. A replay of the conference call will be posted on Illumina’s website after the event and will be available for at least 30 days following.

Statement regarding use of non-GAAP financial measures
The company reports non-GAAP results for diluted earnings per share, net income, gross margin, operating expenses, including research and development expense, selling general and administrative expense, legal contingency and settlement, and goodwill and intangible impairment, operating income, operating margin, gross profit, other income (expense), tax provision, constant currency revenue and growth, and free cash flow (on a consolidated and, as applicable, segment basis) in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The company’s financial measures under GAAP include substantial charges such as amortization of acquired intangible assets among others that are listed in the reconciliations of GAAP and non-GAAP financial measures included in this press release, as well as the effects of currency translation. Management has excluded the effects of these items in non-GAAP measures to assist investors in analyzing and assessing past and future operating performance. Non-GAAP net income, diluted earnings per share and operating margin are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward-looking statements
This release may contain forward-looking statements that involve risks and uncertainties. Among the important factors to which our business is subject that could cause actual results to differ materially from those in any forward-looking statements are: (i) changes in the rate of growth in the markets we serve, including the proteomics market; (ii) the volume, timing and mix of customer orders among our products and services; (iii) our ability to adjust our operating expenses to align with our revenue expectations; (iv) our ability to successfully integrate SomaLogic, Inc. and certain other assets we acquired from Standard BioTools Inc. (the SomaLogic Business) into our existing operations and the SomaLogic Business’ technology and products into our portfolio; (v) our ability to successfully manage partner and customer relationships in the proteomics market; (vii uncertainty regarding the impact of our inclusion on the “unreliable entities list” by regulatory authorities in China; (vii) uncertainty regarding tariffs imposed or threatened by the U.S. government and its trading partners, and other possible tariffs or trade protection measures and our efforts to mitigate the impact of such tariffs; (viii) our ability to manufacture robust instrumentation and consumables, including the SomaLogic Business’ products; (ix) the success of products and services competitive with our own; (x) challenges inherent in developing, manufacturing, and launching new products and services, including expanding or modifying manufacturing operations and reliance on third-party suppliers for critical components; (xi) the impact of recently launched or pre-announced products and services on existing products and services; (xii) our ability to modify our business strategies to accomplish our desired operational goals; (xiii) our ability to realize the anticipated benefits from prior or future actions to streamline and improve our R&D processes, reduce our operating expenses and maximize our revenue growth; (xiv) our ability to further develop and commercialize our instruments, consumables, and products; (xv) to deploy new products, services, and applications, and to expand the markets for our technology platforms; (xvi) the risk of additional litigation arising against us in connection with the GRAIL acquisition; (xvii) our ability to obtain approval by third-party payors to reimburse patients for our products; (xiii) our ability to obtain regulatory clearance for our products from government agencies; (xix) our ability to successfully partner with other companies and organizations to develop new products, expand markets, and grow our business; (xx) uncertainty, or adverse economic and business conditions, including as a result of slowing or uncertain economic growth or armed conflict; (xxi) the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments; and (xxii) legislative, regulatory and economic developments, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current quarter.

About Illumina
Illumina is improving human health by unlocking the power of the genome. Our focus on innovation has established us as a global leader in DNA sequencing and array-based technologies, serving customers in the research, clinical, and applied markets. Our products are used for applications in the life sciences, oncology, reproductive health, agriculture, and other emerging segments. To learn more, visit www.illumina.com and connect with us on X, Facebook, LinkedIn, Instagram, TikTok, and YouTube.

# # #

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In millions)

	December 28, 2025	December 29, 2024
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$1,418	$1,127
Short-term investments	215	93
Accounts receivable, net	854	735
Inventory, net	564	547
Prepaid expenses and other current assets	238	244
Total current assets	3,289	2,746
Property and equipment, net	759	815
Operating lease right-of-use assets	370	419
Goodwill	1,113	1,113
Intangible assets, net	210	295
Deferred tax assets, net	454	567
Other assets	449	348
Total assets	$6,644	$6,303

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$240	$221
Accrued liabilities	846	827
Term debt, current portion	499	499
Total current liabilities	1,585	1,547
Operating lease liabilities	486	554
Term debt	1,490	1,490
Other long-term liabilities	360	339
Stockholders’ equity	2,723	2,373
Total liabilities and stockholders’ equity	$6,644	$6,303

Illumina, Inc.
Condensed Consolidated Statements of Operations
(In millions, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Revenue:
Product revenue	$990	$939	$3,709	$3,656
Service and other revenue	169	165	634	716
Total revenue	1,159	1,104	4,343	4,372
Cost of revenue:
Cost of product revenue (a)	312	278	1,107	1,017
Cost of service and other revenue (a)	72	82	300	367
Amortization of acquired intangible assets	16	16	66	127
Total cost of revenue	400	376	1,473	1,511
Gross profit	759	728	2,870	2,861
Operating expense:
Research and development (a)	239	256	967	1,169
Selling, general and administrative (a)	310	279	1,086	1,092
Goodwill and intangible impairment	—	—	—	1,889
Legal contingency and settlement	8	18	10	(456)
Total operating expense	557	553	2,063	3,694
Income (loss) from operations	202	175	807	(833)
Other income (expense), net	176	13	279	(346)
Income (loss) before income taxes	378	188	1,086	(1,179)
Provision for income taxes	44	1	236	44
Net income (loss)	$334	$187	$850	$(1,223)
Earnings (loss) per share:
Basic	$2.18	$1.17	$5.47	$(7.69)
Diluted	$2.16	$1.17	$5.45	$(7.69)
Shares used in computing earnings (loss) per share:
Basic	153	159	155	159
Diluted	154	160	156	159

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a) Includes stock-based compensation expense for stock-based awards:

	Three Months Ended		Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Cost of product revenue	$4	$6	$20	$25
Cost of service and other revenue	1	1	3	6
Research and development	23	31	107	146
Selling, general and administrative	35	42	145	194
Stock-based compensation expense before taxes	$63	$80	$275	$371

Illumina, Inc.
Condensed Statements of Cash Flows
(In millions)
(unaudited)

TABLE 1: CONSOLIDATED STATEMENTS OF CASH FLOWS AND FREE CASH FLOWS:

	Three Months Ended		Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Net cash provided by operating activities	$321	$364	$1,079	$837
Net cash provided by (used in) investing activities	108	(48)	(55)	(178)
Net cash used in financing activities	(63)	(47)	(744)	(570)
Effect of exchange rate changes on cash and cash equivalents	2	(11)	11	(10)
Net increase in cash and cash equivalents	368	258	291	79
Cash and cash equivalents, beginning of period	1,050	869	1,127	1,048
Cash and cash equivalents, end of period	$1,418	$1,127	$1,418	$1,127

Calculation of free cash flow:
Net cash provided by operating activities	$321	$364	$1,079	$837
Purchases of property and equipment	(54)	(42)	(148)	(142)
Free cash flow (a)	$267	$322	$931	$695

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

TABLE 2: CORE ILLUMINA FREE CASH FLOWS:

	Three Months Ended		Year Ended
	December 28, 2025	December 29, 2024	December 28, 2025	December 29, 2024
Net cash provided by operating activities	$321	$364	$1,079	$1,207
Purchases of property and equipment	(54)	(42)	(148)	(137)
Free cash flow (a)	$267	$322	$931	$1,070

(a)Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Constant Currency Revenue
(Dollars in millions)
(unaudited)

TABLE 1: CORE ILLUMINA - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024	% Change	December 28, 2025	December 29, 2024	% Change
Revenue	$1,159	$1,104	5%	$4,343	$4,332	—%
Less: Hedge effect	(4)	5		(5)	15
Revenue, excluding hedge effect	1,163	1,099		4,348	4,317
Less: Exchange rate effect	16	—		21	—
Constant currency revenue (a)	$1,147	$1,099	4%	$4,327	$4,317	—%

TABLE 2: CONSOLIDATED - CONSTANT CURRENCY REVENUE:

	Year Ended
	December 28, 2025	December 29, 2024	% Change
Revenue	$4,343	$4,372	(1)%
Less: Hedge effect	(5)	15
Revenue, excluding hedge effect	4,348	4,357
Less: Exchange rate effect	21	—
Constant currency revenue (a)	$4,327	$4,357	(1)%

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

TABLE 3: CORE ILLUMINA - EXCLUDING GREATER CHINA - CONSTANT CURRENCY REVENUE:

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024	% Change	December 28, 2025	December 29, 2024	% Change
Revenue	$1,104	$1,024	8%	$4,100	$4,024	2%
Less: Hedge effect	(4)	3		(8)	10
Revenue, excluding hedge effect	1,108	1,021		4,108	4,014
Less: Exchange rate effect	16	—		22	—
Constant currency revenue (a)	$1,092	$1,021	7%	$4,086	$4,014	2%

(a)Constant currency revenue growth, which is a non-GAAP financial measure, is calculated using comparative prior period foreign exchange rates to translate current period revenue, net of the effects of hedges.

Illumina, Inc.
Results of Operations - Non-GAAP
(In millions, except per share amounts)
(unaudited)

TABLE 1: RECONCILIATION OF GAAP AND NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE:

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024		December 28, 2025	December 29, 2024
	Core/Consolidated	Core Illumina	Consolidated	Core/Consolidated	Core Illumina	Consolidated
GAAP diluted earnings (loss) per share	$2.16	$0.73	$1.17	$5.45	$5.61	$(7.69)
Cost of revenue (b)	0.12	0.10	0.10	0.60	0.40	0.81
R&D expense (b)	0.01	0.01	0.01	0.11	0.04	0.04
SG&A expense (b)	0.30	0.04	0.04	0.48	(1.06)	(0.97)
Goodwill and intangible impairment (b)	—	—	—	—	0.02	11.88
Legal contingency and settlement (b)	0.05	0.11	0.11	0.06	(2.87)	(2.87)
Other (income) expense, net (b)	(1.25)	(0.19)	(0.19)	(2.13)	1.86	1.85
Provision for income taxes (b)	(0.04)	0.15	(0.38)	0.27	0.16	(0.60)
Non-GAAP diluted earnings per share (a)	$1.35	$0.95	$0.86	$4.84	$4.16	$2.45

TABLE 2: RECONCILIATION OF GAAP AND NON-GAAP NET INCOME (LOSS):

	Three Months Ended			Year Ended
	December 28, 2025	December 29, 2024		December 28, 2025	December 29, 2024
	Core/Consolidated	Core Illumina	Consolidated	Core/Consolidated	Core Illumina	Consolidated
GAAP net income (loss)	$334	$117	$187	$850	$894	$(1,223)
Cost of revenue (b)	18	17	17	94	64	129
R&D expense (b)	1	1	1	17	6	6
SG&A expense (b)	45	7	7	76	(168)	(155)
Goodwill and intangible impairment (b)	—	—	—	—	3	1,889
Legal contingency and settlement (b)	8	18	18	10	(456)	(456)
Other (income) expense, net (b)	(192)	(31)	(31)	(333)	295	295
Provision for income taxes (b)	(6)	23	(61)	42	25	(95)
Non-GAAP net income (a)	$208	$152	$138	$756	$663	$390

Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.

The consolidated results for Q4 2024 and YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP net income and diluted earnings per share exclude the effects of the pro forma adjustments detailed above. Non-GAAP net income and diluted earnings per share are key components of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future operating performance.
(b)Refer to Reconciliations between GAAP and Non-GAAP Results of Operations for details of amounts.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 3: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Three Months Ended
	December 28, 2025		December 29, 2024
GAAP gross profit (b)	$759	65.5%	$728	65.9%
Acquisition-related costs (c)	16	1.3%	17	1.5%
Transformational initiatives (d)	2	0.2%	—	—
Non-GAAP gross profit (a)	$777	67.0%	$745	67.4%

GAAP R&D expense	$239	20.6%	$256	23.2%
Acquisition-related costs (c)	—	—	(1)	(0.1)%
Transformational initiatives (d)	(1)	(0.1)%	—	—
Non-GAAP R&D expense	$238	20.5%	$255	23.1%

GAAP SG&A expense	$310	26.7%	$279	25.2%
Acquisition-related costs (c)	(21)	(1.8)%	7	0.7%
Transformational initiatives (d)	(6)	(0.5)%	(15)	(1.3)%
Other (g)	(19)	(1.6)%	—	—
Non-GAAP SG&A expense	$264	22.8%	$271	24.6%

GAAP legal contingency and settlement	$8	0.7%	$18	1.7%
Legal contingency and settlement (h)	(8)	(0.7)%	(18)	(1.7)%
Non-GAAP legal contingency and settlement	$—	—	$—	—

GAAP operating profit	$202	17.4%	$175	15.8%
Cost of revenue	18	1.6%	17	1.5%
R&D costs	1	0.1%	1	0.1%
SG&A costs	46	3.9%	7	0.6%
Legal contingency and settlement	8	0.7%	18	1.7%
Non-GAAP operating profit (a)	$275	23.7%	$218	19.7%

GAAP other income, net	$176	15.2%	$13	1.2%
Strategic investment gain, net (e)	(192)	(16.6)%	(31)	(2.9)%
Non-GAAP other expense, net (a)	$(16)	(1.4)%	$(18)	(1.7)%
Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 3: RECONCILIATION OF GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:

	Year Ended
	December 28, 2025		December 29, 2024
	Core/Consolidated		Core Illumina		GRAIL	Elims	Consolidated
GAAP gross profit (loss) (b)	$2,870	66.1%	$2,909	67.1%	$(38)	$(10)	$2,861	65.4%
Acquisition-related costs (c)	66	1.5%	63	1.5%	65	—	128	3.0%
Transformational initiatives (d)	5	0.1%	1	—	—	—	1	—
Intangible impairment (f)	23	0.5%	—	—	—	—	—	—
Non-GAAP gross profit (a)	$2,964	68.2%	$2,973	68.6%	$27	$(10)	$2,990	68.4%

GAAP R&D expense	$967	22.3%	$988	22.8%	$189	$(8)	$1,169	26.7%
Acquisition-related costs (c)	(1)	—	(4)	(0.1)%	—	—	(4)	(0.1)%
Transformational initiatives (d)	(16)	(0.4)%	(2)	—	—	—	(2)	—
Non-GAAP R&D expense	$950	21.9%	$982	22.7%	$189	$(8)	$1,163	26.6%

GAAP SG&A expense	$1,086	25.0%	$900	20.7%	$192	$—	$1,092	25.0%
Acquisition-related costs (c)	(16)	(0.4)%	227	5.2%	(13)	—	214	4.8%
Transformational initiatives (d)	(39)	(0.9)%	(58)	(1.3)%	(1)	—	(59)	(1.3)%
Other (g)	(22)	(0.5)%	—	—	—	—	—	—
Non-GAAP SG&A expense	$1,009	23.2%	$1,069	24.6%	$178	$—	$1,247	28.5%

GAAP goodwill and intangible impairment	$—	—	$3	0.1%	$1,886	$—	$1,889	43.2%
Goodwill impairment (f)	—	—	—	—	(1,466)	—	(1,466)	(33.5)%
Intangible (IPR&D) impairment (f)	—	—	(3)	(0.1)%	(420)	—	(423)	(9.7)%
Non-GAAP goodwill and intangible impairment	$—	—	$—	—	$—	$—	$—	—

GAAP legal contingency and settlement	$10	0.2%	$(456)	(10.5)%	$—	$—	$(456)	(10.4)%
Legal contingency and settlement (h)	(10)	(0.2)%	456	10.5%	—	—	456	10.4%
Non-GAAP legal contingency and settlement	$—	—	$—	—	$—	$—	$—	—

GAAP operating profit (loss)	$807	18.6%	$1,473	34.0%	$(2,305)	$(1)	$(833)	(19.1)%
Cost of revenue	94	2.2%	64	1.5%	65	—	129	3.0%
R&D costs	17	0.4%	6	0.1%	—	—	6	0.1%
SG&A costs	76	1.7%	(168)	(3.9)%	13	—	(155)	(3.5)%
Goodwill and intangible impairment	—	—	3	0.1%	1,886	—	1,889	43.2%
Legal contingency and settlement	10	0.2%	(456)	(10.5)%	—	—	(456)	(10.4)%
Non-GAAP operating profit (loss) (a)	$1,004	23.1%	$922	21.3%	$(341)	$(1)	$580	13.3%

GAAP other income (expense), net	$279	6.4%	$(350)	(8.1)%	$5	$(1)	$(346)	(7.9)%
Strategic investment (gain) loss, net (e)	(333)	(7.6)%	308	7.1%	—	—	308	7.1%
Other (i)	—	—	(13)	(0.3)%	—	—	(13)	(0.3)%
Non-GAAP other (expense) income, net (a)	$(54)	(1.2)%	$(55)	(1.3)%	$5	$(1)	$(51)	(1.1)%
Amounts in tables are rounded to the nearest millions. As a result, certain amounts may not recalculate.
Percentages of revenue are calculated based on the revenue of the respective segment.

The consolidated results for YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP gross profit, included within non-GAAP operating profit (loss), is a key measure of the effectiveness and efficiency of manufacturing processes, product mix and the average selling prices of our products and services. Non-GAAP operating profit (loss) and non-GAAP other income (expense), net exclude the effects of the pro forma adjustments as detailed above. Non-GAAP operating margin is a key component of the financial metrics utilized by the company’s board of directors to measure, in part, management’s performance and determine significant elements of management’s compensation. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing past and future operating performance.
(b)Reconciling amounts are recorded in cost of revenue.
(c)Amounts for Q4 2025 consist of $16 million for amortization of intangible assets (cost of revenue), $11 million for fair value adjustments on our contingent consideration liabilities (SG&A) and $10 million related primarily to legal and other expenses for the SomaLogic acquisition and legal expenses for the GRAIL acquisition (SG&A). Amounts for YTD 2025 consist primarily of $66 million for amortization of intangible assets (cost of revenue) and $33 million related primarily to legal and other expenses for the SomaLogic acquisition, legal expenses for the GRAIL acquisition and a lease impairment (SG&A), offset by $18 million for fair value adjustments on our contingent consideration liabilities (SG&A). Amounts for Q4 2024 consist of $17 million for amortization of intangible assets and $5 million related primarily to legal and other expenses for the acquisition and divestiture of GRAIL, offset by $11 million for fair value adjustments on our contingent consideration liabilities. Consolidated amounts for YTD 2024 consist of $315 million for fair value adjustments on our contingent consideration liabilities, offset by $131 million for amortization of intangible assets and $102 million primarily related to legal and other expenses for the acquisition and divestiture of GRAIL.
(d)Amounts for Q4 2025 and YTD 2025 consist primarily of employee severance costs related to restructuring activities ($47 million in YTD 2025) and costs related to implementation efforts to upgrade our ERP system ($14 million in YTD 2025) (SG&A). Amounts for Q4 2024 and YTD 2024 consist primarily of lease and other asset impairments and employee severance costs related to restructuring activities.
(e)Amounts consist of realized and unrealized gains (losses) and impairments on our investments.
(f)Amounts for YTD 2025 consist of an intangible impairment related to Core Illumina. Amounts for YTD 2024 consist of goodwill and IPR&D impairments related to GRAIL and IPR&D impairment related to Core Illumina.
(g)Amounts for Q4 2025 and YTD 2025 consist of a $19 million donation to the Illumina Foundation. Amount for YTD 2025 also consists of $3 million for board membership changes.
(h)Amounts for YTD 2024 primarily consist of the reversal of the accrued EC fine, including accrued interest.
(i)Consolidated amounts for YTD 2024 consist of $15 million for fair value adjustments on Helix contingent value right, offset by $2 million for unrealized gains/losses related to foreign currency balance sheet remeasurement of EC fine liability and unrealized/realized mark-to-market gains/losses on hedge associated with the EC fine.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in millions)
(unaudited)

TABLE 4: RECONCILIATION OF GAAP AND NON-GAAP TAX PROVISION:

	Three Months Ended
	December 28, 2025		December 29, 2024
	Core/Consolidated		Core Illumina		Consolidated
GAAP tax provision	$44	11.6%	$70	37.9%	$1	0.6%
Income tax provision (b)	(11)		(13)		(13)
GILTI, US foreign tax credits, global minimum top-up tax (c)	—		5		51
Non-GAAP tax expense (d)	17		(15)		23
Non-GAAP tax provision (a)	$50	19.5%	$47	23.7%	$62	31.1%

	Year Ended
	December 28, 2025		December 29, 2024
	Core/Consolidated		Core Illumina		Consolidated
GAAP tax provision	$236	21.7%	$229	20.4%	$44	(3.8)%
Income tax provision (b)	(19)		(16)		(16)
GILTI, US foreign tax credits, global minimum top-up tax (c)	—		(82)		(90)
Non-GAAP tax expense (d)	(23)		73		201
Non-GAAP tax provision (a)	$194	20.5%	$204	23.6%	$139	26.3%

The consolidated results for Q4 2024 and YTD 2024 include the results for GRAIL which was spun off on June 24, 2024.

(a)Non-GAAP tax provision excludes the effects of the pro forma adjustments detailed above, which have been excluded to assist investors in analyzing and assessing past and future operating performance.
(b)Amounts represent the difference between book and tax accounting related to stock-based compensation cost.
(c)Amounts represent the impact of GRAIL pre-acquisition net operating losses on GILTI, the utilization of US foreign tax credits, and the Pillar Two global minimum top-up tax, which no longer applies for 2025 since the GRAIL pre-acquisition net operating losses were fully utilized in prior years.
(d)Non-GAAP tax expense includes a one-time $42 million valuation allowance adjustment recorded in Q3 2025 against deferred tax assets associated with certain U.S. foreign tax credits as a result of the U.S. tax legislation that was signed on July 4, 2025 and the tax impact of the non-GAAP adjustments listed in Table 2.